SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2004

INTERCEPT, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	01-14213	58-2237359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 248-9600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

On March 24, 2004, InterCept, Inc. (Nasdaq: ICPT) announced that its Chief Financial Officer, Scott R. Meyerhoff, was leaving InterCept to become chief financial officer of another company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.

By:	/s/ G. Lynn Boggs
G. Lynn Boggs, President

Dated: March 25, 2004

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EXHIBIT INDEX

Exhibit
99.1	Press release dated March 24, 2004.

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